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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 3, 2005
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                          JAVELIN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                0-31114                       88-0471759
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(State or other         (Commission File Number)            (IRS Employer
 jurisdiction               of Incorporation)             Identification No.)


    130 West 42nd Street, 12th Floor, New York, New York          10036
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          (Address of principal executive offices)              (zip code)

       Registrant's telephone number, including area code - (212) 554-4550
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                                       N/A
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  OTHER EVENTS
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         On November 3, 2005, Javelin Pharmaceuticals, Inc., announced its entry into definitive agreements to raise approximately $32 million in a private placement of common stock and warrants.

             A copy of our press release announcing the definitive agreements is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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     99.1 Press Release, dated November 3, 2005.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        JAVELIN PHARMACEUTICALS, INC.


                                       By:  /s/ Daniel B. Carr
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                                            Daniel B. Carr,
                                            Chief Executive Officer


Dated:  November 3, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
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NUMBER  EXHIBIT
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99.1    Press Release of Javelin Pharmaceuticals, Inc. dated November 3, 2005.


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